UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550 San Jose, California 95510
(Address of principal executive offices, including zip code)
(408) 944-4000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QMCO	OTC Markets
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendments to 2012 Long-Term Incentive Plan at Annual Meeting

At the annual meeting of stockholders (the “Annual Meeting”) of the Company on November 13, 2019, the stockholders of the Company approved and ratified amendments to the Company’s 2012 Long-Term Incentive Plan (the “Plan”) to, among other things, increase the number of shares of Common Stock available for issuance under the Plan by 3,000,000 shares, extend the term of the Plan by two years until August 14, 2024, and remove the provisions of the Plan regarding performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, as they are no longer necessary due to the repeal of this exception under Section 162(m).

Approval of Amendment to Employee Stock Purchase Plan at Annual Meeting

At the Annual Meeting on November 13, 2019, the stockholders of the Company approved and ratified amendments to the Company’s Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the number of shares available for issuance under the ESPP by 900,000.

The terms and conditions of the Plan and ESPP are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2019. The Plan and ESPP are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Lead Independent Director

On November 14, 2019, the Board of Directors (the “Board”) of Quantum Corporation (the “Company”) appointed John Fichthorn to serve as the Lead Independent Director of the Board. The primary duties of the Lead Independent Director are set forth in the Company’s Corporate Governance Principles, a copy of which can be found on the Company’s website: investors.quantum.com/QMCO/corporate_governance.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter submitted to a vote at the Annual Meeting held on November 13, 2019, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 16, 2019 and the Company’s proxy supplement on Form Schedule 14A filed with the SEC on November 7, 2019.
Proposal 1
Proposal to elect four directors to serve until the 2020 annual meeting or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
John Fichthorn	15,758,235	157,479	39,928	14,980,979
James J. Lerner	15,738,936	203,362	13,344	14,980,979
Raghavendra Rau	15,060,768	854,378	40,496	14,980,979
Marc E. Rothman	15,152,134	770,580	32,928	14,980,979

Proposal 2
Proposal to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020:

For	Against	Abstain
29,869,661	983,082	83,878

Proposal 3
Proposal to adopt a resolution to approve, on an advisory basis, the compensation of the named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
15,689,355	207,170	59,117	14,980,979
Proposal 4
Proposal to approve amendments to the 2012 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
15,695,879	227,899	31,864	14,980,979
Proposal 5
Proposal to approve amendments to the Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
15,763,397	164,393	27,852	14,980,979

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit            Description
10.1            Quantum Corporation 2012 Long-Term Incentive Plan
10.2            Quantum Corporation Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2019	QUANTUM CORPORATION

/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer